UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

July 13, 2023
Date of Report (Date of Earliest Event Reported)

Insignia Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

Minnesota	001-13471	41-1656308
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

212 Third Avenue N, Suite 356 Minneapolis, Minnesota	55401
(Address of Principal Executive Offices)	(Zip Code)

(763) 392-6200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ISIG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 13, 2023, Insignia Systems, Inc. (the “Company”) determined to terminate the employment of Kristine A. Glancy, its current President and Chief Executive Officer, effective as of August 31, 2023 (the “Termination Date”).

Pursuant to her existing compensatory arrangements, including the employment agreement dated April 8, 2016, and the change in control severance agreement dated April 8, 2016, as amended April 28, 2018, and a new letter agreement dated July 13, 2023, and subject to their respective terms and conditions, including Ms. Glancy’s execution, delivery, and non-revocation of a release of claims agreement, Ms. Glancy is eligible to receive up to the following payments depending on whether a Closing (as defined in the Asset Purchase Agreement, dated May 24, 2023, between the Company and TIMIBO LLC) occurs on or prior to the Termination Date: (i) 200% of her annual base salary, which is $[629,200]; (ii) the remaining 50% of her target incentive bonus for 2023, which is $78,650; (iii) a lump sum payment equal to current COBRA premiums for twelve months, which is $18,075; (iv) reimbursement for up to $5,000 of outplacement services, and (v) an additional lump sum payment equal to $200,000. The foregoing amounts are in addition to the previously announced cash payment of $78,650, representing 50% of Mr. Glancy’s target incentive bonus for 2023, which is eligible for payment at the same time as all other current employee’s first-half target incentive bonuses within fifteen calendar days after a Closing. All cash amounts will be subject to applicable withholding tax.

The foregoing description of the material terms of the letter agreement are qualified by the full text thereof, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description	Method of Filing
10.1	Letter Agreement with Kristine A. Glancy dated as of July 13, 2023*	Filed Electronically
104	Cover Page Interactive Data File	Filed Electronically

*

Redacted in compliance with Regulation S-K Item 601(a)(6) and certain exhibits and schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

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Additional Information and Where to Find It; Participants in the Solicitation

In connection with the proposed transaction, Insignia Systems, Inc. intends to file relevant materials with the United States Securities and Exchange Commission (the “SEC”), including a proxy statement. Following the filing of the definitive proxy statement with the SEC, Insignia will distribute the definitive proxy statement and a proxy card to each shareholder entitled to vote at the shareholder meeting relating to the proposed transaction. The proxy statement, any other relevant documents, and all other materials filed with the SEC concerning Insignia are (or, when filed, will be) available free of charge at http://www.sec.gov and https://insigniasystems.com/investors/. Shareholders should read carefully the proxy statement and any other relevant documents that Insignia files with the SEC when they become available before making any voting decision because they will contain important information.

This communication does not constitute a solicitation of proxy, an offer to purchase, or a solicitation of an offer to sell any securities. Insignia’s directors and executive officers are deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction. Information regarding the names of such persons and their respective interests in the transaction, by securities holdings or otherwise, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in its annual report on Form 10-K for the fiscal year ended December 31, 2022, as amended. To the extent Insignia directors and executive officers or their holdings of Insignia securities have changed from the amounts disclosed in those filings, to Insignia’s knowledge, such changes have been reflected on initial statements of beneficial ownership on Form 3 or statements of change in ownership on Form 4 on file with the SEC. These materials are (or, when filed, will be) available free of charge at https://insigniasystems.com/investors/.

Cautionary Statement for the Purpose of Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995

Statements in this report that are not statements of historical or current facts are considered forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. The words “anticipate,” “continue,” “expect,” “intend,” “plan,” “remain,” “seek,” “will” and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on these or any forward-looking statements, which speak only as of the date of this report. Statements made in this report regarding, for instance, the pending disposition, ongoing exploration of strategic alternatives, and plans with respect to our non-bank lending business, are forward-looking statements. These forward-looking statements are based on current information, which we have assessed and which by its nature is dynamic and subject to rapid and even abrupt changes. As such, actual results may differ materially from the results or performance expressed or implied by such forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, including (1) risks related to the consummation of the pending disposition, including the risks that (a) the asset sale may not be consummated within the anticipated time period, or at all, (b) Insignia may fail to obtain shareholder approval of the underlying agreement, (c) other conditions to the consummation of the asset sale under the agreement may not be satisfied, and (d) the significant limitations on remedies contained in the underlying agreement may limit or entirely prevent a party from specifically enforcing another party’s obligations or recovering damages for any breach; (2) the effects that any termination of the asset purchase agreement may have on Insignia or its business; (3) the effects that the announcement or pendency of the disposition may have on Insignia and its businesses, including the risks that as a result (a) the operating results or stock price of Insignia may suffer, (b) its current plans and operations may be disrupted, (c) the ability of Insignia to retain or recruit key employees may be adversely affected, (d) management and employee attention may be diverted from other important matters, or (e) the circumstances of the pending disposition may have a chilling effect on other potential strategic alternatives; (5) the risk that the transaction may involve unexpected costs, liabilities or delays; and (6) those other factors set forth in our Annual Report on Form 10-K, as amended, for the year ended December 31, 2022 and additional risks, if any, identified in our subsequent Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K filed with the SEC. Such forward-looking statements should be read in conjunction with Insignia’s filings with the SEC. Insignia assumes no responsibility to update the forward-looking statements contained in this report or the reasons why actual results would differ from those anticipated in any such forward-looking statement, other than as required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

INSIGNIA SYSTEMS, INC.

Date: July 19, 2023	By:	/s/ Zackery A. Weber
Zackery A. Weber
Vice President of Finance

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